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                                                                  Exhibit 10.5

                       FORM OF DIRECTOR STOCK PURCHASE AGREEMENT

            DIRECTOR STOCK PURCHASE AGREEMENT dated as of _________________, by and between GCIH, Inc., a Delaware corporation (the "Company"), and ________ __________ (the "Director").

            WHEREAS, the Company and the Director desire to enter into an agreement that will provide for (i) the continuing service of the Director as a member of the Board of Directors of the Company and/or Gerber Childrenswear, Inc., a Delaware corporation ("GCI"), and (ii) the acquisition by the Director of _______ shares of the Company's Class B Common Stock, par value $0.01 per share, as adjusted for any stock split, stock dividend, share combination, share exchange, recapitalization, merger, consolidation or other reorganization (the "Class B Common") upon the terms and conditions set forth herein. The Class B Common shall have the rights and preferences set forth in Exhibit A attached hereto;

            NOW, THEREFORE, in consideration of the mutual undertaking contained herein, the parties hereto agree as follows:

            1. Definitions. As used herein, the following terms shall have the following meanings.

            "Book Value" of each share of Director Stock will be equal to the quotient determined by dividing (A) the excess of Company's assets over its liabilities as set forth on the Company's audited balance sheet which has been delivered for the most recent year end, by (B) the total number of shares of Common Stock outstanding as of the date of such balance sheet as stated therein, on a fully diluted basis, as determined in accordance with GAAP consistently applied.

            "CMP" means Citicorp Mezzanine Partners, L.P., a Delaware limited partnership.

            "Common Stock" means the Class A Common, the Class B Common, the Class C Common Stock of the Company, par value $0.01 per share (the "Class C Common"), and the Class D Common Stock of the Company, par value $0.01 per share (the "Class D Common"), as adjusted for any stock split, stock dividend, share combination, share exchange, recapitalization, merger, consolidation or other reorganization.
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            "CVC" means Citicorp Venture Capital, Ltd., a New York corporation.

            "GAAP" means U.S. generally accepted accounting principles, as in effect from time to time and as adopted by the Company with the consent of its independent public accountants, consistently applied.

            "Director Stock" means all of such shares of Class B Common acquired by the Director hereunder and all shares of Common Stock hereafter acquired by the Director. Director Stock will continue to be Director Stock in the hands of any holder other than the Director, including all transferees of the Director (except for the Company and CVC (or its designee)), and except as otherwise provided herein, each such other holder of Director Stock will succeed to all rights and obligations attributable to the Director as a holder of Director Stock hereunder. Director Stock will also include shares of the Company's capital stock issued with respect to Director Stock by way of a stock split, stock dividend or other recapitalization. Director Stock will cease to be Director Stock when transferred pursuant to a Public Sale.

            "Original Cost" of each share of Common Stock purchased hereunder will be equal to $1.00 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

            "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

            "Public Sale" means any sale pursuant to a registered public offering under the Securities Act or any sale to the public pursuant to Rule 144 under the Securities Act effected through a broker, dealer or market maker.

            "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date hereof, by and among the Company, CVC, the Director and others, as in effect from time to time.

            "Securities Act" means the Securities Act of 1933, as amended from time to time.

            "Stockholders Agreement" means the Stockholders Agreement, dated as of the date hereof, by and among the Company, the Director, CVC and others, as in effect from time to time.

            "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes


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hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

            2. Board of Directors. As of the date hereof, the Director agrees to serve as a member of the Board of Directors of the Company and/or each of its Subsidiaries. The Director agrees to devote his best efforts to the business and affairs of the Company and its Subsidiaries.

            3. Purchase and Sale of Director Stock.

            (a) Upon execution of this Agreement, the Director will purchase, and the Company will sell, _____ shares of Class B Common at a price of $1.00 per share. The Company will deliver to the Director certificates representing such shares, and the Director will deliver to the Company a check or wire transfer of immediately available funds in the aggregate amount of $_______. Upon execution of this Agreement, the Director shall execute and deliver a joinder to the Stockholders Agreement and a joinder to the Registration Rights Agreement.

            (b) In connection with the purchase and sale of the Director Stock hereunder, the Director represents and warrants to the Company that:

                  (i) The Director Stock to be pursuant to the Director pursuant to this Agreement will be acquired for the Director's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Director Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

                  (ii) No commission, fee or other remuneration is to be paid or given directly or indirectly, to any Person for soliciting the Director to purchase the Director Stock.

                  (iii) The Director is a director of the Company, is
                        sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Director Stock and has determined that such investment in the Director Stock is suitable for the Director, based upon the Director's financial situation and needs, as well as the Director's other securities holdings.

                  (iv) The Director qualifies as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act.

                  (v) Neither the Director nor, to the Director's knowledge, the Company, any predecessor, affiliate, director, officer, general partner or beneficial owner of 10% or more of any class of the Company's


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                        equity securities, or any promoter presently connected
                        with the Company in any capacity:

                        (A) has filed a registration statement which is the subject of a currently effective registration stop order entered pursuant to any state's securities law within the last five years;

                        (B) has been convicted within the last five years of any felony or misdemeanor in connection with the offer, purchase or sale of any security or any felony involving fraud or deceit, including, but not limited to, forgery, embezzlement, obtaining money under false pretenses, larceny or conspiracy to defraud;

                        (C) is currently subject to any state administrative enforcement order or judgment entered by the state securities administrator within the last five years or is subject to any state's administrative enforcement order or judgment in which fraud or deceit, including, but not limited to, making untrue statements of material facts and omitting to state material facts, was found and the order or judgment was entered within the last five years;

                        (D) is subject to any state's administrative enforcement order or judgment which prohibits, denies or revokes the use of any exemption from registration in connection with the offer, purchase or sale of securities; or

                        (E) is currently subject to any order, judgment or decree of any court of competent jurisdiction, entered within the last five years, temporarily or preliminarily restraining or enjoining such party from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the state.

                  (vi) The Director is able to bear the economic risk of the Director's investment in the Director Stock for an indefinite period of time and the Director understands that the Director Stock has not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

                  (vii) The Director has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Director Stock and has had full access to such other information


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                        concerning the Company as the Director has requested.
                        The Director has reviewed, or has had an opportunity to review, a copy of the Stock Purchase Agreement, pursuant to which the Company will acquire substantially all of the Stock of GCI from the Seller, and the Director is familiar with the transactions contemplated thereby. The Director has also reviewed, or has had an opportunity to review, the following documents: (A) the Company's Certificate of Incorporation and Bylaws; (B) the loan agreements, notes and related documents with GCI's senior lenders; (C) the loan agreements, notes and related documents with GCI's senior subordinated lender; and (D) all of the materials provided by the Company and its Subsidiaries to any Person providing financing to the Company and its Subsidiaries, including, but not limited to, the Company's and GCI's pro forma balance sheets, as well as financial projections, estimates, forecasts, budgets, summaries, reports and other related documents.

                 (viii) This Agreement constitutes the legal, valid and binding obligation of the Director, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Director does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Director is a party or any judgment, order or decree to which the Director is subject.

            4.    Restrictions on Transfer.

            (a) The certificates representing the Director Stock will bear the following legend:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF ____________, 1997, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

            (b) No holder of Director Stock may sell, transfer or dispose of any Director Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

            (c) Each holder of Director Stock agrees not to effect any public sale or distribution of any Director Stock or other equity securities of the Company, or any securities convertible into or exchangeable or exercisable for any of the Company's equity securities, during


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the seven days prior to and the 180 days after the effectiveness of any underwritten public offering, except as part of such underwritten public offering or if otherwise permitted by the Company.

            5.    Repurchase Option.

            (a) The Director Stock is subject to repurchase by the Company or its designees (the "Purchasing Entity") at any time and from time to time pursuant to the terms and conditions set forth in this paragraph 5 (the "Repurchase Option").

            (b) The purchase price for each Share of Director Stock will be the then applicable Book Value for such share.

            (c) The Purchasing Entity may elect to purchase all or any portion of the Director Stock by delivering written notice (the "Repurchase Notice") to the Director. The Repurchase Notice will set forth the number of shares to be acquired, the nominated purchaser of the shares, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction.

            (d) The closing of the purchase of the Director Stock pursuant to the Repurchase Option shall take place on the date designated by the Purchasing Entity in the Repurchase Notice, which may be the date of such Repurchase Notice. The Company and the Director agree that the closing of the purchase of such shares shall be, for all purposes, deemed to have occurred upon the tender by the Purchasing Entity to the Director of the purchase price thereof. The Purchasing Entity will pay for the Director Stock to be purchased pursuant to the Repurchase Option by delivery of a check in the aggregate amount of the purchase price for such securities. The Purchasing Entity of Director Stock hereunder will be entitled to receive customary representations and warranties from the Director regarding such sale.

            6. Representations and Warranties of the Company. The Company hereby represents and warrants to the Director that:

            (a) Immediately following the consummation of the Equity Transactions, the authorized capital stock of the Company shall consist of (a) _______ shares of Class A Common, of which _________ shares shall be issued and outstanding, (b) _______ shares of Class B Common, of which _________ shares shall be issued and outstanding, (c) _______ shares of Class C Common, of which _______ shares shall be issued and outstanding, (d) _________ shares of Class D Common, of which no shares shall be issued and outstanding and _________ shares shall be reserved for issuance upon exercise of the Warrant held by CMP, and (e) _________ shares of 12.00% Series A Preferred, of which _________ shares shall be issued and outstanding. Except as set forth in this Section 5(a) and except for capital stock of the Company's Subsidiaries owned directly or indirectly by the Company, as of immediately following the consummation of the transactions contemplated hereby, neither the Company nor any Subsidiary shall have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans. As of immediately following the consummation of the


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transactions contemplated hereby, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

            (b) There are no statutory or, to the best of the Company's knowledge, contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Director Stock hereunder. To the best of the Company's knowledge, the Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Director Stock hereunder do not require registration under the Securities Act or any applicable state securities laws. To the best of the Company's knowledge, there are no agreements between the Company's stockholders with respect to the voting or transfer of the Company's capital stock, except for (a) the Stockholders Agreement, (b) the Registration Rights Agreement and (c) this Director Stock Purchase Agreement.

            7. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient. Such notices, demands and other communications will be sent to the address indicated below:

            To the Company:

                  GCIH, Inc.
                  531 Main Street
                  Greenville, SC 29602
                  Attention: President
                  Telecopy No. (803) 240-5977

            With a copy to:

                  Citicorp Venture Capital, Ltd.
                  399 Park Avenue
                  14th Floor
                  New York, NY  10043
                  Attention:  John Weber
                  Telecopy No.:  (212) 888-2940

            To the Director:

                  ---------------------------------

                  ---------------------------------

                  ---------------------------------

                  ---------------------------------


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            To CVC:

                  Citicorp Venture Capital
                  399 Park Avenue
                  14th Floor
                  New York, NY  10043
                  Attention:  John Weber
                  Telecopy No.:  (212) 888-2940

            With a copy to:

                  Kirkland & Ellis
                  153 East 53rd Street
                  New York, NY  10022
                  Attention:  Kirk A. Radke, Esq.
                  Telecopy No.:  (212) 446-4900

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

            8.    Miscellaneous.

            (a) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

            (b) Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Director Stock in violation of any provision of this Agreement shall be null and void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Director Stock as the owner of such stock for any purpose.

            (c) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

            (d) Complete Agreement. This Agreement and the other documents of even date herewith which have been executed by the Company and the Director embody the complete agreement and understanding among the parties and supersede and preempt any prior under standings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.


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            (e) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

            (f) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Director, the Company, CVC and their respective successors and assigns (including subsequent holders of Director Stock); provided that the rights and obligations of the Director under this Agreement shall not be assignable except in connection with a permitted transfer of Director Stock hereunder.

            (g) Governing Law. The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

            (h) Remedies. Each of the parties to this Agreement (including CVC) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorneys' fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

            (i) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, the Director and CVC.

                               *   *   *   *   *


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            IN WITNESS WHEREOF, the parties hereto have executed this Director
Stock Purchase Agreement as of the date first written above.

                                         GCIH, INC.

                                         By:  /s/ Richard Solar
                                              -------------------------------
                                         Name: RICHARD SOLAR
                                         Title:Senior Vice President



                                         ------------------------------------
                                         [Director]

ACKNOWLEDGED AND AGREED:

CITICORP VENTURE CAPITAL, LTD.


By:   /s/ John Weber
      -------------------------------------
      Name:  JOHN WEBER
      Title: Assistant Vice President

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                               CONSENT OF SPOUSE

            The undersigned spouse of the Director named in the attached Agreement has read and understands the terms of the Agreement and has had an opportunity to discuss it with individuals of her choice. The undersigned understands that even if the securities referred to in the Agreement are considered to be a part of the "marital property" belonging to her and the Director, the Agreement restricts the transfer or distribution of those securities to anyone other than the Director, a "Permitted Transferee" as such term is defined in the Stockholders Agreement, the company which issued the securities and certain other persons. The undersigned agrees to these restrictions and waives any rights (other than to the economic value of such securities) she might otherwise have in those shares as specifically identifiable property.


                                     ______________________ (Signature)


                                     ______________________ (Print Name)


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                                                                     EXHIBIT A

                         Certificate of Incorporation

            See attached.


                                     A-1